Significant Components of Deferred Tax Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Income Tax Disclosure [Abstract]
Net operating loss carryforwards	$ 13,079	$ 12,519
Share-based compensation	324	315
Investments	145	141
Lease right-of-use assets	4	19
Intangible assets and goodwill	1	2
Other	54	50
Deferred Tax Assets, Gross, Total	13,607	13,046
Less: valuation allowance	$ (13,607)	$ (13,046)	$ (12,732)	$ (11,765)